                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                September 9, 1998


                            NETWORKS ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-20558                                                       77-0316593
---------------------                                   ------------------------------------
(Commission File No.)                                   (IRS Employer Identification Number)


                               3965 Freedom Circle
                          Santa Clara, California 95054
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (408) 988-3832
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

     On September 11, 1998, Networks Associates, Inc. (the "Company") filed Amendment No. 3 to the Tender Offer Statement on Schedule 14D-1 dated August 3, 1998 reporting its acquisition of control of CyberMedia, Inc. ("CyberMedia"), a provider of desktop utility software solutions. Pursuant to the tender offer, on September 9, 1998, the Company accepted for payment approximately 97% of the outstanding CyberMedia shares in exchange for $9.50 per share in cash. On September 10, 1998, a subsidiary of the Company merged into CyberMedia in a transaction in which CyberMedia shares not tendered were converted into the right to receive the same per share cash price paid in the tender offer. Total cash paid to former CyberMedia stockholders was approximately $130.9 million. The total purchase price including transaction costs and assumed net liabilities was approximately $160.9 million.

Item 7. Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

          The financial statements of CyberMedia required pursuant to Rule 3-05 of Regulation S-X were previously reported in CyberMedia's Registration Statement on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 1998, CyberMedia's Registration Statement on Form 10-Q, as filed with the Securities and Exchange Commission on May 15, 1998, and CyberMedia's Registration Statement on Form 10-Q, as filed with the Securities and Exchange Commission on August 14, 1999 and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

          (b)  Pro Forma Financial Information

          Pro forma financial statements for Networks Associates, Inc., showing the pro forma effects of the acquisition of CyberMedia are submitted herewith as shown in Item 7(c) following.

          (c)  Exhibits

     2.1 Agreement and Plan of Merger by and among Networks Associates, Inc., CyberMedia, Inc. and Cyclone Acquisition Corp. dated July 28, 1998. Incorporated by reference from CyberMedia, Inc.'s Schedule 14D-1, filed by the Company on August 3, 1998. CyberMedia, Inc.'s filings with the Securities and Exchange Commission were made under file number 0-21289.

  99.1     Pro Forma Financial Statements of Networks Associates, Inc.
           (a)  Pro Forma Condensed Consolidated Statement of Operations
                for the Year Ended December 31, 1997 (Unaudited)
           (b)  Notes to Pro Forma Condensed Consolidated Statement of
                Operations for the Year Ended December 31, 1997 (Unaudited)
           (c)  Pro Forma Condensed Consolidated Statement of Operations
                for the Nine Months Ended September 30, 1998 (Unaudited)
           (d)  Notes to Pro Forma Condensed Consolidated Statement of
                Operations for the Nine Months Ended September 30, 1998
                (Unaudited)
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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETWORKS ASSOCIATES, INC.


Dated: November 23, 1998                   By: /s/ PRABHAT K GOYAL
                                              -----------------------
                                              Prabhat K. Goyal
                                              Chief Financial Officer


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

                            NETWORKS ASSOCIATES, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------
   2.1              Agreement and Plan of Merger by and among Networks
                    Associates, Inc., CyberMedia, Inc. and Cyclone Acquisition
                    Corp. dated July 28, 1998. Incorporated by reference from
                    CyberMedia, Inc.'s Schedule 14D-1, filed by the Company. on
                    August 3, 1998. CyberMedia, Inc.'s filings with the
                    Securities and Exchange Commission were made under file
                    number 0-21289.

  99.1              Pro Forma Financial Statements of Networks Associates, Inc.
                    (a)  Pro Forma Condensed Consolidated Statement of Operations
                         for the Year Ended December 31, 1997 (Unaudited)
                    (b)  Notes to Pro Forma Condensed Consolidated Statement of
                         Operations for the Year Ended December 31, 1997 (Unaudited)
                    (c)  Pro Forma Condensed Consolidated Statement of Operations
                         for the Nine Months Ended September 30, 1998 (Unaudited)
                    (d)  Notes to Pro Forma Condensed Consolidated Statement of
                         Operations for the Nine Months Ended September 30, 1998
                         (Unaudited)

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